UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 20, 2015
Date of Report (Date of earliest event reported):

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34460	13-3818604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4820 Eastgate Mall, Suite 200
San Diego, CA 92121
(Address of Principal Executive Offices) (Zip Code)

(858) 812-7300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 20, 2015, the Company held its annual meeting of stockholders (the “Annual Meeting”).  As of the record date for the Annual Meeting, there were 58,273,919 shares of the Company’s common stock outstanding.  At the Annual Meeting, the holders of 49,394,492 shares were represented in person or by proxy.  Set forth below is a brief description of each matter acted upon by the stockholders of the Company at the Annual Meeting and the final voting results for each such proposal.  These proposals are set out in more detail in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 7, 2015.

1.  The stockholders considered a proposal to elect each of the individuals named below as directors to serve until the next annual meeting or until their successors are duly elected and qualified.  The nominees for election to the Board of Directors were elected, each to serve until the next annual meeting, based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Scott Anderson	34,734,294	1,317,255	146,554	15,839,923
Bandel Carano	29,495,264	6,573,771	129,068	15,839,923
Eric DeMarco	34,933,029	1,133,478	131,596	15,839,923
William Hoglund	34,683,647	1,386,748	127,708	15,839,923
Scot Jarvis	34,716,970	1,335,030	146,103	15,839,923
Jane Judd	34,912,864	1,119,721	165,518	15,839,923
Samuel Liberatore	34,510,182	1,531,863	156,058	15,839,923
Amy Zegart	34,798,682	1,248,666	150,755	15,839,923

2.  The stockholders considered a proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2015.  This proposal was approved based upon the following votes:

For	51,450,516
Against	468,939
Abstain	118,571

3.  The stockholders considered a proposal to approve an amendment to the Company’s 1999 Employee Stock Purchase Plan to increase the aggregate number of shares that may be issued under the plan by 1,500,000 shares.  This proposal was approved based upon the following votes:

For	34,837,110
Against	1,277,758
Abstain	83,235
Broker Non-Votes	15,839,923

4.  The stockholders considered a proposal to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as presented in the Company’s 2015 Proxy Statement.  This proposal was approved based upon the following votes:

For	27,408,045
Against	8,572,513
Abstain	217,545
Broker Non-Votes	15,839,923

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2015

Kratos Defense & Security Solutions, Inc.

By: /s/ Deborah Butera
Deborah Butera
Senior Vice President, General Counsel, Chief Compliance
Officer & Secretary/Registered In-House Counsel